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                                                                   EXHIBIT 10.19



                                  BILL OF SALE


This Bill of Sale ("Bill of Sale") is made as of this 12th day of November, 1998, by and between Jaycor Networks, Inc., a Delaware corporation ("JNI"), and Adaptec, Inc., a Delaware corporation ("Adaptec").

WHEREAS, JNI and Adaptec are parties to that certain Asset Acquisition Agreement, dated as of November 12, 1998 (the "Agreement"), pursuant to which Adaptec is selling to JNI certain of Adaptec's assets;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Capitalized Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

2. Assignment of Purchased Assets by Adaptec. Adaptec hereby transfers, sells, assigns, conveys and sets over unto JNI, its successors and assigns forever, all of its respective rights, title and interest in and to all of the Purchased Assets on the terms and conditions contained in the Agreement.

3. Bill of Sale Binding. This Bill of Sale and the provisions herein contained shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and assigns.

4. Governing Law. This Bill of Sale shall be governed by and construed in accordance with the laws of the State of California without giving effect to choice of law or conflicts of law rules or provisions.

IN WITNESS WHEREOF, the parties have executed and delivered this Bill of Sale this 12th day of November, 1998.



                                       JAYCOR NETWORKS, INC.

                                       By: /s/ TERRY M. FLANAGAN
                                           -------------------------------------
                                           Terry M. Flanagan, President


                                       ADAPTEC, INC.

                                       By: /s/ LARRY BOUCHER
                                           -------------------------------------


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                                           (Print name and title)